April 12, 2021 Dear Fellow Shareholder, In February, I announced I will be retiring from InvenTrust (“IVT” or “Company”) this coming August. DJ Busch, our current CFO, was appointed to President as of February 22nd and will succeed me as CEO upon my retirement. Other announcements included the Board of Directors appointing Christy David to COO as of February 22nd and Mike Phillips to CFO and Treasurer in August. It has been an honor to lead InvenTrust over the years and I believe now is the right time to transition the CEO role to DJ as he is the right person to guide InvenTrust forward through the Company’s next stage. The Board and myself are impressed with his leadership skills and are confident that he will continue to drive innovation across the organization, as well as position InvenTrust for a final liquidity event at the appropriate time. As I close out my tenure with InvenTrust, I am confident that DJ, Christy, Mike, and the rest of the IVT team will drive our Company forward. 1st Quarter Cash Distribution It has been a challenging year, where we faced unprecedented circumstances in the real estate industry. We look forward to 2021 with guarded optimism. The distribution of the vaccine provides a light at the end of the tunnel and we are encouraged that our business will continue to improve. The IVT team continues to work harder than ever to serve our tenants, our communities, and our shareholders. Maintaining distribution payments throughout these uncertain times remains a priority for the Company. To that end, the new distribution rate for 2021 (as previously announced) will be $0.0782 per share on an annualized basis, which represents a three percent increase over 2020’s distribution rate. This is the fifth consecutive annual dividend increase of three percent. For the first quarter of 2021, a cash distribution of $0.01955 per share was paid to all shareholders of record as of March 31, 2021. Reinstatement of Share Repurchase Program (SRP) Details The IVT Board is pleased to announce the reinstatement of the share repurchase program for Qualifying shareholders beginning May 14, 2021. This program will offer Qualifying shareholders investment flexibility, liquidity opportunities multiple times a year, and the ability to sell shares back to IVT at a value well-above current mini-tender and secondary market pricing. On May 14, 2021, the SRP will officially become active. Some of the details of the program are as follows:

• To be eligible for any of the SRP categories, you must be a Qualifying shareholder. Qualifying shareholders are those that purchased their shares of common stock1 from the Company during our initial offer periods from 2005 to 2009, or acquired their shares through one or more non-cash transactions. Any shares purchased on the secondary market or via a third party mini-tender will not be eligible for the SRP. • Qualifying shareholders will have the opportunity to participate in a number of categories. Each category has been prioritized and all shares in that category will be purchased before shares in the next category will be redeemed. o Category 1 (the first shares to be repurchased) – Upon the passing of a shareholder registered on an InvenTrust account, their heirs or co-owner on the account will have the opportunity to sell shares back to InvenTrust. The Qualifying Event must have occurred after September 13, 2018. o Category 2 - A classified disability (as determined by an applicable governmental agency) or the determination of incompetence (as determined by a U.S. Court) of a registered shareholder on an InvenTrust account. The Qualifying Event must have occurred after September 13, 2018. o Category 3 – An investor in need of a Required Minimum Distribution (“RMD”) out of an IRA investment account will have the option to sell shares back to InvenTrust. o Category 4 – Small Account category - An investor that holds 1,300 shares or less will have the option to participate in this category of the SRP. o Category 5 (the final shares to be repurchased) - There will be a general SRP category in which all other Qualified shareholders will be eligible to participate. • InvenTrust will repurchase shares twice in 2021: June 25 and September 27. Going forward, the semi-annual redemption periods will run from September 28 – March 27 and March 28 – September 27, or the last business day of each period. • InvenTrust must receive your repurchase request or withdrawal from the program, along with other documentation, as applicable, in good order at least five business days before the repurchase date. • Shares will be repurchased for all SRP categories at a 25% discount to the then current estimated share value. The current repurchase value will be $2.17. • Please be aware that funds available for the SRP may not be sufficient to accommodate the demand. If that is the case, your SRP application will remain in the queue and you will not need to resubmit your SRP request as long as the SRP plan remains active. • At this time, the Dividend Reinvestment Plan remains suspended. • To register for the SRP please contact our Investor Services team at 855-377-0510 or visit www.inventrustsrp.com to complete your SRP application.

Virtual Annual Shareholder Meeting On May 6th, 2021, InvenTrust will be conducting our virtual Annual Shareholder meeting. We hope you will be able to attend the meeting virtually this year. Your vote remains important for us to reach a quorum to hold the meeting. If you have not yet voted your shares, please consider doing so today. Voting has been further simplified. You may vote online by going to www.proxyvote.com or by phone by calling 1-888-777-1546. Voting today will help manage and reduce proxy costs for this year’s meeting. Complete details regarding the proxy, our CEO succession plan, and financial results are available in our SEC filings on our website. As always, please feel free to contact us with any questions at 855-377-0510 or investorrelations@inventrustproperties.com. To our shareholders, thank you again for your continued support and investment in InvenTrust. Sincerely, INVENTRUST PROPERTIES CORP. Thomas P. McGuinness CEO Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements. This letter does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. Furthermore, nothing in this letter is intended to provide tax, legal or investment advice. You should consult your business advisor, attorney and/or tax and accounting advisor regarding your specific business, legal or tax situation. During a given Redemption period, IVT may reach its repurchase limit for such period equal to 5% of the weighted-average number of shares outstanding, meaning your repurchase request may not be processed for redemption or you will only receive a proration of your request redeemed. 1 -Common stock, $0.001 par value per share.